FIRST AMENDMENT TO
XENIA HOTELS & RESORTS, INC., XHR HOLDING, INC. AND XHR LP
2015 INCENTIVE AWARD PLAN

THIS FIRST AMENDMENT TO XENIA HOTELS & RESORTS, INC., XHR HOLDING, INC. AND XHR LP 2015 INCENTIVE AWARD PLAN (this “First Amendment”), dated as of February 24, 2017, is made and adopted by the Board of Directors (the “Board”) of Xenia Hotels & Resorts, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan (the “Plan”);

WHEREAS, pursuant to Section 12.1(a) of the Plan, the Plan may be wholly or partially amended at any time or from time to time by the Board; and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth herein.

AMENDMENT

1.	The second and third sentences of Section 10.2 of the Plan are hereby amended and restated in their entirety as follows:

“In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Company may satisfy, or may allow a Participant to satisfy, such obligations by any payment means described in Section 10.1 hereof, including, without limitation, by withholding, or allowing such Participant to elect to have the Company or an Affiliate withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction.”

2.	This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and provisions of the Plan shall remain in full force and effect.
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I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of Xenia Hotels & Resorts, Inc. on February 24, 2017.

Executed on this 24th day of February, 2017.

/s/ Taylor Kessel
Taylor Kessel
Senior Vice President and General Counsel

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